Construction Contract

(GF-1999-0201)

Formulated by
Construction Department of the People’s Republic of China
State Administration for Industry and Commerce

December, 1999

Part I Agreement

Project Owner: Shandong Meikefubang Food Co., Ltd.

Contractor: Shandong Dingji Real Estate Development Co., Ltd.

According to Contract Law of the People’s Republic of China, Construction Law of the People’s Republic of China, and other applicable laws and regulations, based on the principle of equality, voluntariness, fairness and honesty and credibility, both parties have agreed on all the matters about this construction project and signed this contract as follow:

I Project general situation

Project name: construction of lightweight steel workshop of manufacuure center and office building

Project address: north of Longmen Road, east of Fenhe Road

Project content:	1 the door-type steel frame: color board roof, wall and lining plate, steel plate, gutter, PVC, down drain

2 thermal insulation material: 75mm thick glass, ultra-fine cotton, 12KG/m2

3 steel, aluminum, aluminum alloy, anti-theft doors, windows

List of Group Project Attached to the Projects Contracted by the Contractor

Project approval number:

Source of capital: self-raised

II Contracted scope of the project

Contracted scope:	1 the door-type steel frame: color board roof, wall and lining plate, steel plate, gutter, PVC, down drain

2 thermal insulation material: 75mm thick glass, ultra-fine cotton, 12KG/m2

3 steel, aluminum, aluminum alloy, anti-theft doors, windows

III Contract duration
Commencement date: Dec. 25th, 2009

Completion date: Mar. 24th, 2010

The total number of the calendar days of the project: 90 days

IV Quality standard:

Project quality standard: qualified

V Contract price:

Total amount (in written form): nineteen million six hundred and eighty thousand Yuan (RMB)
                          ￥:19,680,000.00 Yuan

VI Documents incorporated

 Documents as part of the Contract include:

1 This contract agreement

2 Bid-winning notice

3 Application for tenders and enclosure

4 Special terms of this contract

5 General terms of this contract

6 Standard, specification and related technical documents

7 Drawings

8 List of the project quantity

9 Project quotation and budget statement

Written agreements or documents on negotiation or modification of the project by both parties should be also considered as a part of the Contract.

VII The explanation and meanings of the terms in the Contract are subject to the definition given relatively in the Part Ⅱ( General Terms).

VIII Contractor shall promise the Project Owner that construction and completion of the project will be done according to the Contract, and will undertake the responsibility for project quality warranty.

IX Project Owner shall promise the Contractor that contract price and other amount will be paid according to the allotted time and method agreed in the contract.

X Execution of contract
Time of contract formation: December 24th, 2009

Address of contract formation: Shandong Meikefubang Food Co., Ltd.

In this contract, both parties agree that the contract will come into force after seal and signature by both parties.

Project Owner: (official stamp)	Contractor: (official stamp)
Address:	Address:
Legal representative:	Legal representative:
Agent:	Agent:
Telephone number:	Telephone number:
Fax:	Fax:
Opening bank:	Opening bank:
Account number:	Account number:
Post number:	Post number:

(3) Cost plus compensation contract is applied. The agreed terms regarding the cost and compensation are: _______________________

23.3 Other adjustment items on contract price agreed by both parties: _________________________________
            _______________________________________________________________________________________
24 Advance payment:

The date, amount or the percentage of total contract price of advance payment that Project Owner shall pay to the Contractor: ______
             ______________________________________________________________________________________________________

Date and proportion of the deducted project price: ________________________________________
____________________________________________________________________________

25 Report of the project schedule:

Date when Contractor submits schedule report regarding completed percentage of the project to the Chief Engineer: _____________
____________________________________________________________________________________________________________

26 Payment of project price (on-progress payment)

Method and time of the payment of project amount (progress amount) agreed by both parties: Within 3 days after the contract is signed, 30% of the total product amount shall be paid; 30% shall be paid after the completion of the basic project; 30% shall be paid after the completion and acceptance of the project; 10% of the payment is quality insurance; payment shall be settled up at one time if no quality problems occurred within a year.

Seven: Supply of materials and devices

27 Materials and Devices provided by Project Owner

If the materials and devices provided by the Project Owner don’t accord with the list, both parties agree that the Project Owner shall be responsible as provided bellowing:

(1)	Unit price of the materials and devices is not in line with the list: ____________________________

(2)	Variety, specification, pattern, quality level of the materials and devices is not in line with the list: _________________

(3)	Materials that can be altered by contractor: __________________

(4)	Arrival location is not in line with the list: _______________________

(5)	Supply quantity is not in line with the list: ____________________

(6)	Arrival time is not in line with the list: ___________________________

    27.6 Settlement method of the materials and devices supplied by Project Owner